Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT
Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

Black Box Corporation	Black Box Corporation	Delaware

ACS Communications, Inc.	ACS Communications, Inc.	Texas

ACS Dataline of the Northwest, Inc.	Black Box Network Services Black Box Network Services - West	Oregon

ACS Investors, LLC	ACS Investors, LLC	Delaware

ACS Dataline, LP	Black Box Network Services Black Box Network Services - West	Texas

ACS Partners, LLC	ACS Partners, LLC	Texas

ADS Telecom, Inc.	Black Box Network Services	Florida

B & C Telephone, Inc.	Black Box Network Services Black Box Network Services - Spokane	Washington

BBox Holding Company	BBox Holding Company	Delaware

Advanced Communications Corporation	Black Box Network Services - South Carolina	South Carolina

Advanced Network Technologies, Inc.	Black Box Network Services - California	California

American Telephone Wiring Company	Black Box Network Services - West Virginia Operations	West Virginia

Atimco Network Services, Inc.	Black Box Network Services - Western Pennsylvania Operations	Pennsylvania

Black Box Corporation of Pennsylvania	Black Box Network Services	Delaware

BB Technologies, Inc.	BB Technologies, Inc.	Delaware

Black Box A/S	Black Box A/S	Denmark

Black Box Canada Corporation	Black Box Canada Corporation	Canada

Black Box Comunicaciones, S.A.	Black Box Comunicaciones, S.A.	Spain

Black Box Datacom B.V.	Black Box Datacom B.V.	Netherlands

Black Box Deutschland GmbH	Black Box Deutschland GmbH	Germany

Black Box Netzwerk Service GmbH	Black Box Netzwerk Service GmbH	Germany

Black Box do Brasil Industria e Comercio Ltda.	Black Box do Brasil Industria e Comercio Ltda.	Brazil

Black Box France	Black Box France	France

Black Box GmbH	Black Box GmbH	Austria

Exhibit 21.1

Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

Black Box Network Services AG	Black Box Network Services AG	Switzerland

Black Box Network Services Australia Pty Ltd	Black Box Network Services Australia Pty Ltd	Australia

Black Box Network Services New Zealand Limited	Black Box Network Services New Zealand Limited	New Zealand

Black Box Network Services India Private Limited	Black Box Network Services India Private Limited	India

Black Box Network Services Kabushiki Kaisha	Black Box Network Services Kabushiki Kaisha	Japan

Black Box Network Services Korea Limited	Black Box Network Services Korea Limited	Korea

Black Box Network Services NV	Black Box Network Services NV	Belgium

Black Box Network Services S.r.l.	Black Box Network Services S.r.l.	Italy

Black Box Network Services (UK) Limited	Black Box Network Services (UK) Limited Black Box Network Services (UK) Limited - Northern Ireland	England

Black Box P.R. Corp.	Black Box P.R. Corp.	Puerto Rico

Black Box LLC Holdings, Inc.	Black Box LLC Holdings, Inc.	Delaware

PS Technologies, LLC	Black Box Network Services Black Box Network Services - Western Operations	Maryland

PS Tech Video, LLC	Black Box Network Services	California

Black Box Network and Electrical Services, Inc.	Black Box Network and Electrical Services, Inc. Allcom Electric	New York

Black Box Network Services, Inc. - Government Solutions	Black Box Network Services, Inc. - Government Solutions	Tennessee

Black Box Ventures Holding Company	Black Box Ventures Holding Company	Delaware

Cable Consultants, Incorporated	Black Box Network Services - Atlanta	Georgia

Comm Line, Inc.	Black Box Network Services	Ohio

Communication Contractors, Inc.	Black Box Network Services - Chicago	Illinois

Datel Communications, Inc.	Black Box Network Services - Arizona	Arizona

Delaney Telecom, Inc.	Black Box Network Services Black Box Network Services - East	Pennsylvania

DESIGNet, Inc.	Black Box Network Services - San Jose	California

Exhibit 21.1

Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

InnerWireless, Inc.	Black Box Network Services Black Box Network Services - Wireless	Delaware

Integrated Cabling Systems, Inc.	Integrated Cabling Systems, Inc.	Nebraska

Jet Line Communications, Inc.	Black Box Network Services - Dallas	Texas

BBC Acquisition, LLC	BBC Acquisition, LLC	Texas

FBS Communications, L.P.	Black Box Network Services - San Antonio	Texas

K & A Communications, Inc.	K & A Communications, Inc.	Missouri

Koncepts Communications of L.I., Corp.	Black Box Network Services - Tristate Operations	New York

LOGOS Communications Systems, Inc.	Black Box Network Services Black Box Network Services - Cleveland	Ohio

Michael Electric, Inc.	Black Box Network Services - New Jersey	New Jersey

Midwest Communications Technologies, Inc.	Black Box Network Services Black Box Network Services - Midwest	Ohio

Midwest Electronics and Communications, Inc.	Black Box Network Services - Denver Operations	Colorado

R & D Services, Inc.	R & D Services, Inc.	Massachusetts

Teldata Corporation	Black Box Network Services - Tennessee	Tennessee

Telefuture Communications Ltd.	Black Box Network Services - New Rochelle Office	New York

Todd Communications, Inc.	Black Box Network Services - North Carolina	North Carolina

U.S. Premise Networking Services, Inc.	Black Box Network Services - MN	Minnesota

Black Box AB	Black Box AB	Sweden

Black Box Chile S.A.	Black Box Chile S.A.	Chile

Black Box de Mexico, S.A. de C.V.	Black Box de Mexico, S.A. de C.V.	Mexico

Black Box Finland OY	Black Box Finland OY	Finland

Black Box Network Services AB	Black Box Network Services AB	Sweden

Black Box Network Services Corporation	Black Box Network Services Corporation	Taiwan

Black Box Network Services (Dublin) Limited	Black Box Network Services (Dublin) Limited	Ireland

Black Box Network Services Puebla, S.A. de C.V.	Black Box Network Services Puebla, S.A. de C.V.	Mexico

Exhibit 21.1

Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

Black Box Network Services SDN. BHD.	Black Box Network Services SDN. BHD.	Malaysia

Black Box Network Services Singapore Pte Ltd.	Black Box Network Services Singapore Pte Ltd.	Singapore

Black Box Norge AS	Black Box Norge AS	Norway

Black Box Services Reseaux Mediterranee	Black Box Services Reseaux Mediterranee	France

CBS Technologies Corp.	Black Box Network Services	New York

Consultoria en Redes, S.A. de C.V.	Consultoria en Redes, S.A. de C.V.	Mexico

J.C. Informatica Integral, S.A. de C.V.	J.C. Informatica Integral, S.A. de C.V.	Mexico

Mutual Telecom Services Inc.	Black Box Network Services Black Box Network Services - Needham	Delaware

Network Communications Technologies, Inc.	Black Box Network Services Black Box Network Services - Charlotte	North Carolina

Norstan, Inc.	Black Box Network Services	Minnesota

Norstan Canada Inc.	Norstan Canada Inc.	Minnesota

Norstan Canada, Ltd./Norstan Canada, Ltee	Black Box Network Services	Canada

Norstan Communications, Inc.	Black Box Network Services Black Box Network Services - Montana Black Box Network Services - Northeast	Minnesota

NextiraOne, LLC
Black Box Network Services
Black Box Network Services - Illinois
Black Box Network Services - Midwest
Black Box Network Services - Northeast
Black Box Network Services - Northwest
Black Box Network Services - South
Delaware

Data Communications 2000, Inc.	Data Communications 2000, Inc.	California

Milgo Holdings Canada, LLC	Milgo Holdings Canada, LLC	Delaware

NextiraOne Canada ULC	NextiraOne Canada ULC	Canada

NextiraOne California L.P.	NextiraOne California L.P.	California

NXO Installation, LLC	NXO Installation, LLC	Delaware

NextiraOne Federal, LLC	Black Box Network Services Black Box Network Services - Federal	Delaware

Quanta Systems, LLC	Black Box Network Services - Federal Security Solutions	Delaware

NextiraOne New York, LLC	Black Box Network Services	Delaware

Exhibit 21.1

Legal Name	Doing Business As	State or Other Jurisdiction of Incorporation or Organization

Vibes Technologies, Inc.	Black Box Resale Services	Minnesota

Norstan International, Inc.	Norstan International, Inc.	Minnesota

Nortech Telecommunications Inc.	Black Box Network Services - Elk Grove	Illinois

Nu-Vision Technologies, Inc.	Black Box Network Services	New York

Nu-Vision Technologies, LLC	Black Box Network Services Black Box Network Services - Oregon	New York

BCS II, LLC	BCS II, LLC	Delaware

Scottel Voice & Data, Inc.	Black Box Network Services Black Box Network Services - Pacific	California

UCI Communications LLC	Black Box Network Services	South Carolina